NAVELLIER VARIABLE INSURANCE SERIES FUND






                                                                   ANNUAL REPORT

                                                               December 31, 2002


                [BACKGROUND GRAPHIC OF HEAD PROFILE WITH NUMBERS]













                             Growth Portfolio         [NAVELLIER LOGO]
                                                            Calculated Investing

                                                ANNUAL REPORT, DECEMBER 31, 2002
                                  NAVELLIER VARIABLE INSURANCE SERIES FUND, INC.

                                                   One East Liberty, Third Floor
                                                                  Reno, NV 89501
                                                                  (800) 887-8671

--------------------------------------------------------------------------------

                                                                January 30, 2003

Dear Shareholder,

      The U.S. equity markets experienced another difficult year in 2002. In fact, we believe that 2002 was the worst year of the three straight losing years the U.S. markets have had. The declines in equity prices were very broad-based. All sectors of the market were hit hard in 2002. Likewise, small, mid and large capitalization stocks all posted double-digit declines. Also experiencing double-digit losses were both growth and value sectors. Unfortunately, all major indices posted these large losses. The good news is that while the last three years have been difficult, we believe that the worst is behind us.

      The Navellier Variable Insurance Series Fund Growth Portfolio held up fairly well in the decline (second and third quarters) with holdings generally concentrated in more defensive growth sectors. Where the Fund performed poorly was in the 4th quarter rebound, as it did not up-tick with the market in October and November. We believe that this rally was mainly led by short-covering and will be short-lived at best. Those stocks that performed the best during this rally were those that had performed the worst on the way down. It reminds us a great deal of 4th quarter 2001.

                                                    GROWTH PORTFOLIO              RUSSELL 2000             RUSSELL 2000 GROWTH
                                                    ----------------              ------------             -------------------
2/27/98                                                 10000.00                    10000.00                    10000.00
3/31/98                                                 10500.00                    10412.00                    10419.00
                                                        10520.00                    10470.00                    10483.00
                                                        10140.00                     9906.00                     9722.00
6/30/98                                                 10440.00                     9927.00                     9821.00
                                                         9990.00                     9123.00                     9001.00
                                                         7930.00                     7352.00                     6923.00
9/30/98                                                  8610.00                     7927.00                     7625.00
                                                         8740.00                     8250.00                     8023.00
                                                         9730.00                     8683.00                     8645.00
12/31/98                                                11220.00                     9220.00                     9427.00
                                                        12680.00                     9342.00                     9852.00
                                                        11720.00                     8586.00                     8950.00
3/31/99                                                 12750.00                     8720.00                     9269.00
                                                        13350.00                     9501.00                    10088.00
                                                        12850.00                     9640.00                    10104.00
6/30/99                                                 14340.00                    10076.00                    10636.00
                                                        14200.00                     9799.00                    10307.00
                                                        14470.00                     9437.00                     9922.00
9/30/99                                                 14660.00                     9439.00                    10113.00
                                                        17010.00                     9477.00                    10372.00
                                                        18430.00                    10043.00                    11469.00
12/31/99                                                21616.00                    11180.00                    13490.00
                                                        21566.00                    11000.00                    13364.00
                                                        29717.00                    12817.00                    16474.00
3/31/00                                                 25923.00                    11972.00                    14742.00
                                                        25279.00                    11251.00                    13254.00
                                                        21817.00                    10596.00                    12093.00
6/30/00                                                 23327.00                    11519.00                    13655.00
                                                        21596.00                    11149.00                    12485.00
                                                        25662.00                    11999.00                    13798.00
9/30/00                                                 24363.00                    11647.00                    13113.00
                                                        22451.00                    11127.00                    12048.00
                                                        15950.00                     9985.00                     9861.00
12/31/00                                                17919.00                    10842.00                    10464.00
                                                        17950.00                    11407.00                    11311.00
                                                        14048.00                    10658.00                     9761.00
3/31/01                                                 12958.00                    10137.00                     8873.00
                                                        14934.00                    10930.00                     9960.00
                                                        15006.00                    11198.00                    10190.00
6/30/01                                                 14537.00                    11585.00                    10468.00
                                                        14028.00                    10958.00                     9575.00
                                                        12907.00                    10604.00                     8977.00
9/30/01                                                 11715.00                     9177.00                     7529.00
                                                        11593.00                     9714.00                     8253.00
                                                        12275.00                    10466.00                     8942.00
12/31/01                                                12887.00                    11112.00                     9499.00
                                                        12469.00                    10996.00                     9161.00
                                                        12500.00                    10695.00                     8568.00
3/31/02                                                 13182.00                    11554.00                     9312.00
                                                        13508.00                    11660.00                     9111.00
                                                        13101.00                    11142.00                     8578.00
6/30/02                                                 12581.00                    10589.00                     7851.00
                                                        11674.00                     8990.00                     6644.00
                                                        12357.00                     8967.00                     6641.00
9/30/02                                                 11623.00                     8323.00                     6161.00
                                                        11583.00                     8590.00                     6473.00
                                                        11399.00                     9357.00                     7115.00
12/31/02                                                10456.00                     8836.00                     6624.00

                                                        GROWTH                    RUSSELL 2000
 TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002*    PORTFOLIO   RUSSELL 2000      GROWTH
-----------------------------------------------------  ---------   ------------   ------------
One Year                                                 (18.86)%     (20.48)%       (30.26)%
Annualized Since Inception+                                0.92%       (2.52)%        (8.15)%
Value of a $10,000 investment over Life of Fund+        $10,456      $ 8,836        $ 6,624
*The total returns shown do not reflect the reduction of taxes that a shareholder would pay on fund distributions on the redemption of fund shares.
+Inception February 27, 1998

      The year 2002 was a volatile and difficult environment for stocks. The economy continued to be extremely sluggish and no sector leadership ever emerged in the equity markets. Our outlook for 2003 is a positive one. We believe that the economy is showing signs of life and the current administration seems to realize the importance of moving economic policy in the right direction. We expect some type of tax legislation (dividend tax relief, capital gains tax cuts or the income tax cuts becoming permanent) to emerge sometime in the 1st quarter of 2003. This would give a significant boost to the stock market.

INVESTMENT STRATEGY & OUTLOOK

      The stock market is beginning the New Year more uncertain than ever. The worst holiday shopping season in over 30 years is a clear signal that consumer spending will likely remain soft. Orders for durable goods declined in November, which is further evidence that the U.S. economy is sputtering. The impending invasion of Iraq is also creating even more uncertainty. Investors are looking to the Bush Administration and the new Congress to pass various tax incentives to spur investment, stimulate the U.S. economy and help the stock market. In the interim, we remain very cautious and especially selective on the stocks that we are adding to our portfolio. There are two possible scenarios that we foresee for the stock market.

SCENARIO ONE: THE STOCK MARKET SURGES AFTER DIVIDEND TAX RELIEF IS PASSED

      A potential event that could have a significant bullish impact on the stock market is the Bush Administration's plan to provide dividend tax relief. Ideally, the double taxation of dividends would be eliminated on either the corporate or individual level. This would allow dividend proceeds to flow directly to investors without being taxed twice. The bigger the dividend tax cut, the more money that it will trigger to pour into the stock market.

SCENARIO TWO: THE STOCK MARKET CONTINUES TO OSCILLATE IN A WILD & VOLATILE
MANNER

      During the past two years, the stock market has had some wild oscillations. There have been massive short-covering rallies in many technology stocks during October 2001, March 2002, and during the recent telecommunication-led rally in October and November 2002. During the past three quarters, the stock market has been led by consumer-oriented companies (second quarter), healthcare companies (third quarter) and telecommunication companies (fourth quarter). Currently, telecommunication companies are rolling over and giving back many of their recent gains and new leadership is trying to emerge.

      This roller coaster environment is not a healthy environment for long-term investors. The stock market has been in an environment that ignores fundamentals and is better suited to active traders. It is not healthy for the stock market to allow money losing or bankrupt stocks like Lucent and WorldCom to lead the stock market, which is exactly what happened in the past few months.

      Unfortunately, the market oscillated in a wild manner for eight years after the 1973 and 1974 stock market collapse. Although the stock market slowly trended higher in those subsequent years, the volatility was unnerving for many investors. Apparently, the same phenomenon may be occurring again. This is not a healthy environment for investors because the stock market's volatility undermines investor confidence.

      Fortunately, while the stock market was going through its wild gyrations between 1975 and 1982, there was a select group of stocks that was oblivious to the stock market's wild swings and instead slowly trended higher. Back then, about 15% of the stock market represented an oasis amidst the chaos. These oasis stocks are what we like to refer to as high Alpha stocks, because they tend to be less correlated to the overall stock market and are less vulnerable during the downdrafts.

      Traditionally, small capitalization stocks with lower price-to-earnings ratios have been the least correlated to the overall stock market. Small capitalization stocks may represent the best oasis in the upcoming months, especially since many thinly traded small capitalization stocks are poised to surge on any significant increase in trading volume. Fundamentally, small capitalization stocks have weathered the economic downturn better than many large capitalization stocks, but due to persistent stock market outflows, they have performed poorly due to liquidity concerns.

EVENTS THAT COULD STIMULATE THE STOCK MARKET

      Overall, we believe that investors should prepare for the worst possible environment (wild oscillations) and hope for the best (the elimination of the double taxation on dividends). We would not be surprised if we get a mix of the two possible stock market scenarios outlined above. The biggest problem is that the stock market has erratic flow of funds. After several months of persistent and record outflows, the stock market finally had positive mutual fund inflows in November. We are now at the seasonally strong time of year when new pension contributions will likely result in steady inflows through mid-April. However, what the stock market really needs is a watershed event that will cause money to pour in and propel stocks higher for several months.

      In our opinion, the most likely watershed event that will propel the stock market higher will be the dividend tax relief that the new Congress may pass in the upcoming months. Currently, the S&P 500 is approximately 40% undervalued relative to Treasury securities according to most dividend discount models. If there is 50% dividend tax relief for individual investors, the S&P 500 will then be approximately 60% undervalued relative to Treasury securities when federal taxes are taken into consideration. As a result, we can easily envision wave after wave of bond investors jumping back into the stock market seeking out strong cash flow companies with predictable high dividend yields.

      Another possible watershed event would be military action against Iraq, which would remove much of the uncertainty that has been plaguing the overall market. After the Gulf War commenced twelve years ago, growth stocks surged dramatically in just three months. The same thing could easily happen again, because the U.S. dollar would likely surge (out of respect for U.S. military technology) and foreign investors would likely return to the U.S. seeking the appreciation of the U.S. dollar.

      There are some other factors that could stimulate the stock market other than dividend tax relief and military action against Iraq. Corporate earnings are expected to continue to improve during the next two quarters due to favorable year over year comparisons. Bond yields could spike higher like they did on October 9th, which would cause panicked bond investors to return to the stock market. Finally, there could be clear evidence that the U.S. economy has turned the corner for good and will be growing for the foreseeable future.

      It will also be interesting to see if the Federal Reserve Board will be able to stimulate the U.S. economy any further. The Adjusted Monetary Base, the most predictable money supply indicator, continues to grow steadily. In essence, the Adjusted Monetary Base is indicating that the Federal Reserve Board has been successful in pumping money into the U.S. economy through lower interest rates, home refinancing activity, etc. The problem is that the "velocity of money", which measures how fast money changes hands, has decelerated as the average consumer has become increasingly cautious in the past few months.

      The obvious answer is that it is time for the Bush Administration and the new Congress to stimulate the U.S. economy. It is scary to count on politicians to fix the U.S. economy and the stock market, but that is the exact predicament that we are in at the present time. Fortunately, the Bush Administration appears to be just as focused on fixing the U.S. economy as they have been focused on disarming Iraq. We are confident that both the Bush Administration and the new Congress will act swiftly in the upcoming months.

      We believe that 2003 should end up as one of the strongest years ever for the fundamentally superior stocks that we favor.

      Always feel free to contact us if you have any questions or if we can help you in any way. You may call us at 1.800.887.8671. We look forward to hearing from you.

Sincerely,


/s/ Louis G. Navellier                         /s/ Alan Alpers
LOUIS G. NAVELLIER                             ALAN ALPERS

This material has been preceded by a Navellier Variable Insurance Series Fund prospectus.

The preceding charts and performance numbers assume reinvestment of all distributions.

Please be aware that past performance is no indication of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Indices:

The Russell 2000 Index is an unmanaged index consisting of the smallest 2,000 stocks in the Russell 3000 Index. It is considered representative of the small cap market in general.

The Russell 2000 Growth Index contains those Russell 2000 securities with a greater-than-average growth orientation.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The S&P 500 is an unmanaged index consisting of 500 large cap stocks. It is considered representative of the stock market as a whole.

These indices are not investment products available for sale.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
December 31, 2002
GROWTH PORTFOLIO

-------------------------------------------------------
                                           Market Value
Shares                                       (Note 1)
-------------------------------------------------------
COMMON STOCKS -- 98.6%
AUTOMOTIVE -- 3.5%
  2,300  Thor Industries, Inc.             $     79,189
                                           ------------
BANKING -- 3.5%
  2,550  Compass Bancshares, Inc.                79,739
                                           ------------
CHEMICALS -- 3.7%
  2,975  Albermarle Corp.                        84,639
                                           ------------
COMPUTER EQUIPMENT -- 13.0%
 11,265  Foundry Networks, Inc.*                 79,306
  8,100  Pinnacle Systems, Inc.*                110,241
  1,845  Zebra Technologies Corp.*              105,719
                                           ------------
                                                295,266
                                           ------------
COMPUTER SOFTWARE AND SERVICES -- 15.6%
  5,275  Citrix Systems, Inc.*                   64,988
  1,675  Cognizant Technology Solutions
           Corp.*                               120,985
  4,325  Internet Security Systems, Inc.*        79,277
  1,755  Microsoft Corp.*                        90,733
                                           ------------
                                                355,983
                                           ------------
CONSUMER PRODUCTS AND SERVICES -- 2.8%
  1,700  Corinthian Colleges, Inc.*              64,362
                                           ------------
ELECTRONIC COMPONENTS AND
  EQUIPMENT -- 2.9%
  4,325  American Power Conversion Corp.*        65,524
                                           ------------
FOOD, BEVERAGE AND TOBACCO -- 3.2%
  3,825  Fresh Del Monte Produce, Inc.           72,331
                                           ------------
INSTRUMENTS -- 4.5%
  3,485  Dionex Corp.*                          103,539
                                           ------------
INSURANCE -- 6.3%
  2,575  Fidelity National Financial,
           Inc.                                  84,537
  1,175  The Progressive Corp.                   58,315
                                           ------------
                                                142,852
                                           ------------
MEDICAL EQUIPMENT AND
  SUPPLIES -- 14.2%
  1,250  Bio-Rad Laboratories, Inc.*             48,375
  1,650  Boston Scientific Corp.*                70,158
  4,450  Hanger Orthopedic Group, Inc.*          58,517
  3,400  Merit Medical Systems, Inc.*            67,728
  1,600  Varian Medical Systems, Inc.*           79,360
                                           ------------
                                                324,138
                                           ------------

-------------------------------------------------------
                                           Market Value
Shares                                       (Note 1)
-------------------------------------------------------
PHARMACEUTICALS -- 5.7%
  3,000  Chattem, Inc.*                    $     61,650
  4,175  Lannett Company, Inc.*                  68,387
                                           ------------
                                                130,037
                                           ------------
REAL ESTATE INVESTMENT TRUST -- 16.4%
  6,075  Annaly Mortgage Management, Inc.       114,210
  2,400  Capital Automotive REIT                 56,880
  1,600  General Growth Properties, Inc.         83,200
 10,275  Impac Mortgage Holdings, Inc.          118,162
                                           ------------
                                                372,452
                                           ------------
SEMICONDUCTORS AND RELATED -- 3.3%
  4,060  Integrated Circuit Systems,
           Inc.*                                 74,094
                                           ------------
TOTAL COMMON STOCK
  (COST $2,363,875)                           2,244,145
                                           ------------
MONEY MARKET FUND -- 1.1%
 25,701  FBR Fund for Government
           Investors (Cost $25,701)              25,701
                                           ------------
TOTAL INVESTMENTS -- 99.7%
  (COST $2,389,576)                           2,269,846
Other Assets Less Liabilities -- 0.3%             7,165
                                           ------------
NET ASSETS -- 100.0%                       $  2,277,011
                                           ============
NET ASSETS CONSIST OF:
  Paid-in Capital                          $  5,711,329
  Undistributed Net Investment Income               176
  Accumulated Net Realized Loss on
    Investments                              (3,314,764)
  Net Unrealized Depreciation of
    Investments                                (119,730)
                                           ------------
NET ASSETS                                 $  2,277,011
                                           ============
NET ASSET VALUE PER SHARE
  (Based on 222,438 Shares Outstanding)          $10.24
                                                =======

------------------------
* Non-income producing

                       See Notes to Financial Statements.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2002

                                                                GROWTH
                                                               PORTFOLIO
 INVESTMENT INCOME
   Interest (Note 1).........................................  $   1,282
   Dividends (Note 1)........................................     47,677
                                                               ---------
     Total Investment Income.................................     48,959
                                                               ---------
 EXPENSES
   Investment Advisory Fee (Note 2)..........................     25,427
   Administrative Fee (Note 2)...............................      7,479
   Transfer Agent and Custodian Fee (Note 3).................     32,160
   Legal Fees................................................     20,870
   Directors' Fees and Expenses (Note 2).....................     18,000
   Shareholder Reports and Notices...........................      6,835
   Organizational Expense (Note 1)...........................      3,504
   Audit Fees................................................      3,500
   Other Expenses............................................        695
                                                               ---------
     Total Expenses..........................................    118,470
     Less Expenses Reimbursed by Investment Adviser (Note
      2).....................................................    (73,598)
                                                               ---------
       Net Expenses..........................................     44,872
                                                               ---------
 NET INVESTMENT INCOME.......................................      4,087
                                                               ---------
 Net Realized Loss on Investments............................    (63,039)
 Change in Net Unrealized Appreciation/Depreciation of
   Investments...............................................   (495,305)
                                                               ---------
 NET LOSS ON INVESTMENTS.....................................   (558,344)
                                                               ---------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $(554,257)
                                                               =========

                       See Notes to Financial Statements.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


                                                                     GROWTH PORTFOLIO
                                                                   FOR THE YEARS ENDED
                                                                       DECEMBER 31,
                                                               ----------------------------
                                                                   2002            2001
                                                               ------------    ------------
 FROM INVESTMENT ACTIVITIES
   Net Investment Income (Loss)..............................  $     4,087     $   (39,455)
   Net Realized Loss on Investment Transactions..............      (63,039)     (1,977,616)
   Change in Net Unrealized Appreciation/Depreciation of
     Investments.............................................     (495,305)        387,962
                                                               -----------     -----------
     Net Decrease in Net Assets Resulting from Operations....     (554,257)     (1,629,109)
                                                               -----------     -----------
 DISTRIBUTIONS TO SHAREHOLDERS
   From Net Income...........................................       (5,238)             --
                                                               -----------     -----------
 FROM SHARE TRANSACTIONS
   Net Proceeds from Sales of Shares.........................      852,762       1,245,773
   Reinvestment of Distributions.............................        5,238              --
   Cost of Shares Redeemed...................................   (1,207,160)     (1,842,458)
                                                               -----------     -----------
     Net Decrease in Net Assets Resulting from Share
       Transactions..........................................     (349,160)       (596,685)
                                                               -----------     -----------
     TOTAL DECREASE IN NET ASSETS............................     (908,655)     (2,225,794)
 NET ASSETS -- Beginning of Year.............................    3,185,666       5,411,460
                                                               -----------     -----------
 NET ASSETS -- End of Year...................................  $ 2,277,011     $ 3,185,666
                                                               ===========     ===========
 SHARES
   Sold......................................................       71,971          82,384
   Issued in Reinvestment of Distributions...................          511              --
   Redeemed..................................................     (101,920)       (138,229)
                                                               -----------     -----------
     Net Decrease in Shares..................................      (29,438)        (55,845)
                                                               ===========     ===========

                       See Notes to Financial Statements.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                  GROWTH PORTFOLIO
                                              ---------------------------------------------------------
                                                        FOR THE YEARS ENDED              FOR THE PERIOD
                                                           DECEMBER 31,                      ENDED
                                              ---------------------------------------     DECEMBER 31,
                                               2002       2001       2000       1999         1998*
                                              -------    -------    -------    ------    --------------
 PER SHARE OPERATING PERFORMANCE:
   Net Asset Value -- Beginning of
     Period...............................     $12.65     $17.59     $21.48    $11.22        $10.00
                                              -------    -------    -------    ------       -------
   Income (Loss) from Investment
     Operations:
     Net Investment Income (Loss).........       0.01      (0.16)     (0.19)    (0.05)        (0.04)
     Net Realized and Unrealized Gain
       (Loss) on Investments..............      (2.40)     (4.78)     (3.48)    10.44          1.26
                                              -------    -------    -------    ------       -------
   Total from Investment Operations.......      (2.39)     (4.94)     (3.67)    10.39          1.22
                                              -------    -------    -------    ------       -------
 Distributions to Shareholders:
   From Net Investment Income.............      (0.02)        --         --        --            --
   From Net Realized Gains................         --         --      (0.22)    (0.13)           --
                                              -------    -------    -------    ------       -------
     Total Distributions to
       Shareholders.......................      (0.02)        --      (0.22)    (0.13)           --
                                              -------    -------    -------    ------       -------
   Net Increase (Decrease) in Net Asset
     Value................................      (2.41)     (4.94)     (3.89)    10.26          1.22
                                              -------    -------    -------    ------       -------
   Net Asset Value -- End of Period.......     $10.24     $12.65     $17.59    $21.48        $11.22
                                              =======    =======    =======    ======       =======
 TOTAL INVESTMENT RETURN..................     (18.86)%   (28.08)%   (17.10)%   92.66%        12.20%(A)
 RATIOS TO AVERAGE NET ASSETS:
   Expenses After Reimbursement (Note 2)..       1.50%      1.50%      1.50%     1.50%         1.50%(B)
   Expenses Before Reimbursement (Note
     2)...................................       3.97%      3.24%      2.04%     8.23%        70.17%(B)
   Net Investment Income (Loss) After
     Reimbursement (Note 2)...............       0.14%     (1.01)%    (0.99)%   (0.85)%       (0.67)%(B)
   Net Investment Loss Before
     Reimbursement (Note 2)...............      (2.33)%    (2.75)%    (1.54)%   (7.60)%      (69.34)%(B)
 SUPPLEMENTARY DATA:
   Portfolio Turnover Rate................        304%       177%       130%       85%          129%
   Net Assets at End of Period (in
     thousands)...........................     $2,277     $3,186     $5,411    $2,802          $205
   Number of Shares Outstanding at End of
     Period (in thousands)................        222        252        308       130            18
 -----------------------------------------

 (A) Total returns for periods of less than one year are not annualized
 (B) Annualized
 * From Commencement of Operations February 27, 1998

                       See Notes to Financial Statements.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
December 31, 2002

1. Significant Accounting Policies

     The Navellier Variable Insurance Series Fund, Inc. (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company authorized to issue multiple series of shares, each representing a portfolio of investments. The Fund currently has authorized one series, the Navellier Growth Portfolio (the "Growth Portfolio"), a diversified open-end management investment company. The Fund was established as a Maryland corporation organized on February 28, 1997. The Fund is authorized to issue 500,000,000 shares of capital stock with no stated par value of the Growth Portfolio. The Fund's shares are offered only to (a) insurance companies to fund benefits under their variable annuity contracts and variable life insurance policies and (b) tax-qualified pension and retirement plans ("Qualified Plans"), including participant-directed Qualified Plans which elect to make the Fund available as investment options for Qualified Plan participants. The following is a summary of significant accounting policies which the Fund follows:

        (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Directors will value the Fund's securities in good faith. The Directors will periodically review this method of valuation and recommend changes which may be necessary to assure that the Fund's instruments are valued at fair value.

        (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are computed on an identified cost basis.

        (c) Dividends from net investment income are declared and paid annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

        (d) The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

        (e) Organizational expenses of the Growth Portfolio totaling $17,520 are being deferred and amortized over 60 months beginning with public offering of shares in the Fund. Any redemption by an initial investor during the amortization period will be reduced by a pro rata portion of any of the unamortized organization expenses. Such proration is to be calculated by dividing the number of initial shares redeemed by the number of initial shares outstanding at the date of redemption. At December 31, 2002, unamortized organization costs of the Growth Portfolio were $584.

        (f) The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions with Affiliates

     Investment advisory services are provided by Navellier & Associates, Inc. (the "Adviser"). Under an agreement with the Adviser, the Fund pays a fee at the annual rate of 0.85% of the daily net assets of the Growth Portfolio. The Adviser receives an annual fee equal to 0.25% of the Funds average daily net assets in connection with the rendering of services under the administrative services agreement and is reimbursed by the Fund for operating expenses incurred on behalf of the Fund. An officer and director of the Fund is also an officer and director of the Adviser.

     Under an agreement between the Fund and the Adviser, the Adviser has agreed to waive its advisory fee and/or reimburse expenses until the total portfolio operating expenses are at or below 1.50% of average annual net assets. This agreement is subject to termination at any time without notice to shareholders. During the year

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------

ended December 31, 2002, the Adviser paid certain operating expenses on a net basis of the Growth Portfolio totaling $73,598 under the operating expense agreement.

     At December 31, 2002, the Statement of Net Assets includes Advisory fees payable totaling $1,696 and Administrative fees payable totaling $499.

     Navellier Securities Corp. (the "Distributor") acts as the Fund's Distributor and is registered as a broker-dealer under the Securities and Exchange Act of 1934. The Distributor, which is the principal underwriter of the Fund's shares, renders its services to the Fund pursuant to a distribution agreement. An officer and director of the Fund is also an officer and director of the Distributor.

     The Fund pays each of its Directors not affiliated with the Adviser $6,000 annually. For the year ended December 31, 2002, Directors' fees and expenses totaled $18,000.

3. Transfer Agent and Custodian

     FBR National Bank & Trust provides transfer agency, dividend disbursing and other shareholder services to the Fund. In addition, FBR National Bank & Trust serves as custodian of the Fund's assets. Fees paid to FBR National Bank & Trust are based upon a fee schedule approved by the Board of Directors.

4. Securities Transactions

     For the year ended December 31, 2002, the cost of purchases and proceeds from sales of securities (excluding short-term securities) were $8,713,132 and $8,837,198, respectively.

5. Unrealized Appreciation and Depreciation of Investments

     Unrealized appreciation and depreciation as of December 31, 2002, based on the cost for Federal income tax purposes is as follows:

                                                                GROWTH
                                                              PORTFOLIO
                                                              ----------
Gross Unrealized Appreciation...............................  $   67,458
Gross Unrealized Depreciation...............................    (187,538)
                                                              ----------
Net Unrealized Depreciation.................................  $ (120,080)
                                                              ==========
Cost of Investments for Federal Income Tax Purposes.........  $2,389,926
                                                              ==========

     The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

6. Federal Income Tax

     At December 31, 2002, for Federal income tax purposes, the Fund had a capital loss carryover of $3,212,678, of which $264,153 expires in 2008, $2,817,715 expires in 2009, and $130,810 expires in 2010, which may be applied against future net taxable realized gains of each succeeding year until the earlier of its utilization or its expiration.

     Permanent differences between tax and financial reporting of accumulated net investment income and net realized gain/loss are reclassified. As of December 31, 2002, $1,327 from accumulated net investment income was reclassified to paid-in capital. Net assets of the Fund were not affected by this reclassification.

     On December 30, 2002, the Fund paid an ordinary income distribution of $0.023602 per share, for a total of $5,238, to shareholders as of record December 27, 2002. The Fund did not pay distributions in 2001. Also, as of December 31, 2002, the Fund had $176 of undistributed net investment income.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------

7. Borrowing Agreement

     The Fund has a short-term borrowing agreement with Custodial Trust Company which may be drawn upon for temporary purposes. For each short-term borrowing, the Fund pledges collateral. At December 31, 2002, the Fund had no borrowings outstanding.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
NAVELLIER VARIABLE INSURANCE SERIES FUND
RENO, NEVADA

      We have audited the accompanying statement of net assets of Navellier Growth Portfolio, a series of shares of the Navellier Variable Insurance Series Fund, as of December 31, 2002, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Navellier Growth Portfolio as of December 31, 2002, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

/s/ Tait, Weller & Baker

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 12, 2003

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------
SUPPLEMENTAL INFORMATION
(unaudited)

Information pertaining to the Directors and Officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request by calling (800) 887-8671.

--------------------------------------------------------------------------------------------------------------------
NAME                                       NO. OF                                                         OTHER
AGE                            TERM OF    FUNDS IN                                                    TRUSTEESHIPS/
ADDRESS                      OFFICE AND   COMPLEX                                                     DIRECTORSHIPS
POSITION WITH TRUST            TENURE     OVERSEEN     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
 Louis Navellier*            President       14      Mr. Navellier is and has been the CEO and        None
 45                          since                   President of Navellier & Associates Inc., an
 One East Liberty            February                investment management company since 1988; CEO
 Third Floor                 1998                    and President of Navellier Management, Inc., an
 Reno, NV 89501                                      investment management company since May 10,
                                                     1993; CEO and President of Navellier
 President                                           International Management, Inc., an investment
                                                     management company, since May 10, 1993; CEO and
                                                     President of Navellier Securities Corp. since
                                                     May 10, 1993; CEO and President of Navellier
                                                     Fund Management, Inc., an investment management
                                                     company, since November 30, 1995; and has been
                                                     publisher and editor of MPT Review from August
                                                     1987 to the present and was publisher and
                                                     editor of the predecessor investment advisory
                                                     newsletter OTC Insight, which he began in 1980
                                                     and wrote through July 1987.
--------------------------------------------------------------------------------------------------------------------
 Harvey L. Cohen             Director         1      Of Counsel, Dietze and Davis, P.C.,              None
 44                          since 2001              1999-present; prior thereto, Managing
 P.O. Box 1300                                       Shareholder, 1996 to 1999; prior thereto,
 Kilauea, Kauai, HI 96754                            Associate, 1990-1996.
 Director
--------------------------------------------------------------------------------------------------------------------
 James T. Farricker          Director         1      Director of Network Engineering, TeraBeam        Director,
 46                          since 2001              Networks a manufacturer of laser-fiberless       TeraBeam
 15717 451st Ave. S.E.                               optics, from 1999 to present; prior thereto,     Networks
 North Bend, WA 98045                                Technical Fellow and Chief Engineer, Boeing's
                                                     Computer and Network Organization, 1984 to
 Director                                            1999.
--------------------------------------------------------------------------------------------------------------------
 Robert G. Sharp             Director         1      Director, JMC Corp., a marketing company for     Director, JMC
 64                          since 1998              annuities and mutual funds, May 1995 to          Corp.
 843 Knapp Drive                                     present; President and CEO, Keyport Life
 Santa Barbara, CA 93108                             Insurance Co. from 1979 until his retirement in
                                                     1993
 Director
--------------------------------------------------------------------------------------------------------------------
 Christopher Schrobilgen*    Director         1      Marketing Director, Navellier and Associates,    None
 52                          since 1998              Inc. since 1994.
 One East Liberty
 Third Floor
 Reno, NV 89501
 Director
--------------------------------------------------------------------------------------------------------------------
 Arjen Kuyper*               Treasurer       14      Mr. Kuyper is COO of Navellier & Associates,     None
 46                          since 1998              Inc. and has been since September 1, 1998.
 One East Liberty                                    Prior to that he was operations manager for
 Third Floor                                         Navellier & Associates, Inc. since 1992 and
 Reno, NV 89501                                      operations manager for Navellier Management,
                                                     Inc. and for Navellier Securities Corp., since
 Treasurer                                           1993.
--------------------------------------------------------------------------------------------------------------------

*Interested person

Each Director will hold office until the Fund's next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.

           CUSTODIAN & TRANSFER AGENT      NAVELLIER OFFICES

            FBR National Bank & Trust      One East Liberty, Third Floor
                 4922 Fairmont Avenue      Reno, Nevada 89501
                   Bethesda, MD 20814

                  800-622-1386 E.S.T.      800-887-8671 P.S.T.